                                                              Exhibit (n)(1)(ii)

                               AMENDED SCHEDULE B

                                     to the

                 SECOND AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                       for

                                ING EQUITY TRUST

                       12b-1 Distribution and Service Fees
                           Paid Each Year by the Funds
                     (as a percentage of average net assets)

Funds                                       A      B      C     I      O      Q     W
---------------------------------------   ----   ----   ----   ---   ----   ----   ---
ING Equity Dividend Fund                  0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Financial Services Fund               0.35   1.00   1.00   N/A   0.25   0.25   N/A
ING Fundamental Research Fund             0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Index Plus LargeCap Equity Fund       0.25   1.00   1.00   N/A    N/A   0.25   N/A
ING Index Plus LargeCap Equity Fund II    0.25   1.00   1.00   N/A    N/A   0.25   N/A
ING Index Plus LargeCap Equity Fund III   0.25   1.00   1.00   N/A    N/A   0.25   N/A
ING Index Plus LargeCap Equity Fund IV    0.25   1.00   1.00   N/A    N/A   0.25   N/A
ING Principal Protection Fund V           0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund VI          0.25   1.00   1.00   N/A    N/A   0.25   N/A
ING LargeCap Growth Fund                  0.35   1.00   1.00   N/A    N/A   0.25   N/A
ING LargeCap Value Fund                   0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING MidCap Opportunities Fund             0.30   1.00   1.00   N/A   0.25   0.25   N/A
ING Opportunistic LargeCap Fund           0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund VII         0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund VIII        0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund IX          0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund X           0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund XI          0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund XII         0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund XIII        0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Principal Protection Fund XIV         0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Real Estate Fund                      0.25   1.00   1.00   N/A   0.25   0.25   N/A
ING SmallCap Opportunities Fund           0.30   1.00   1.00   N/A    N/A   0.25   N/A
ING SmallCap Value Multi-Manager Fund     0.25   1.00   1.00   N/A    N/A    N/A   N/A
ING Value Choice Fund                     0.25   1.00   1.00   N/A   0.25   0.25   N/A

Last Approved:  May 30, 2008

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